UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 29, 2023

Date of Report (Date of earliest event reported)

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	NASDAQ Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry Into a Material Definitive Agreement

On December 29, 2023, Phoenix Motor Inc. (“Phoenix” or the “Company”) entered into several agreements with its vendors to settle performance and payment obligations.

IAT Agreements

The Company, and its wholly-owned subsidiary, EdisonFuture Motor Inc. (“EF”), entered into a settlement agreement (the “IAT Settlement Agreement”) with IAT Automobile Design LLC, a California limited liability company (“IAT”), with respect to the previous contract between the Company, EF and IAT for the design of certain electric vehicles (the ‘Model Development Agreement”) and disputes between the Company, EF and IAT with respect to the performance by IAT and the payment by the Company and EF for services thereunder.

IAT Settlement Agreement

Pursuant to the IAT Settlement Agreement, the parties have agreed to settle and resolve any and all disputes between the parties, including without limitation disputes arising out of or relating to the Model Development Agreement, as amended.

The Company, EF and IAT agree that the outstanding payment due to IAT of $952,606 shall be settled by the Company issuing shares (“Shares”) of the Company’s common stock, $0.004 par value (the “Common Stock”) to IAT pursuant to a separate purchase agreement. After completion of the Share issuance and transfer, IAT shall provide all deliverables under the Model Development Agreement and its amendments, as adjusted by the agreements with IAT referred to herein.

Upon IAT's completion of all deliverables as adjusted by the agreements with IAT referred to herein, EF and the Company agree to release and discharge IAT from any and all claims, demands, actions, causes of action, suits, and liabilities, known or unknown, arising out of or related to the Model Development Agreement and its amendments. Upon completion of the Share issuance and transfer, IAT agrees to release and discharge the Company and EF from any and all claims, demands, actions, causes of action, suits, and liabilities, known or unknown, arising out of or related to the Model Development Agreement and its amendments.

IAT Purchase Agreement

Pursuant to the IAT Settlement Agreement, the parties concurrently entered into a purchase agreement (the “IAT Purchase Agreement”) providing for the payment of $952,606 due to IAT by the issuance of 769,099 Shares of the Company’s Common Stock to IAT, for an aggregate purchase price of $952,606, or $1.24 per share.

The foregoing summary of the IAT Settlement Agreement and the IAT Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the IAT Settlement Agreement and the IAT Purchase Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and is incorporated herein by reference.

UAE Agreements

First UAE Service Agreement

On December 29, 2023, EF entered into a service agreement (the “First Service Agreement”) with Ultimate Automotive Engineering Inc., a California corporation (“UAE”), with respect to certain maintenance and support to be provided by UAE, and disputes between the Company, EF and UAE with respect to the performance by UAE and the payment by the Company and EF to UAE for services thereunder. Pursuant to the First Service Agreement, the Company, EF and UAE agreed that the outstanding payment due to UAE of $317,906 shall be settled by the Company issuing Shares of the Company’s Common Stock to UAE pursuant to a separate purchase agreement.

First UAE Purchase Agreement

Pursuant to the First Service Agreement, the parties concurrently entered into a purchase agreement (the “First UAE Purchase Agreement”) providing for the payment of $317,906 due to UAE by the issuance of 256,666 Shares of Common Stock to UAE, for an aggregate purchase price of $317,906, or $1.24 per share.

Second UAE Services Agreement

On December 29, 2023, EF entered into a second service agreement (the “Second Service Agreement”) with UAE with respect to certain maintenance and support to be provided by UAE, and with respect to the performance by UAE and the payment by the Company and EF to UAE for services thereunder. Pursuant to the Second Service Agreement, the Company, EF and UAE agreed that $420,500 of the payment due to UAE shall be settled by the Company issuing Shares of Common Stock to UAE pursuant to a separate purchase agreement.

Second UAE Purchase Agreement

Pursuant to the Second Service Agreement, the parties concurrently entered into a purchase agreement (the “Second UAE Purchase Agreement”) providing for the payment of $420,500 due to UAE by the issuance of 339,496 Shares of Common Stock to UAE, for an aggregate purchase price of $952,606, or $1.24 per share.

The foregoing summary of the First Service Agreement, the First UAE Purchase Agreement, the Second Service Agreement and the Second UAE Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the First Service Agreement, the First UAE Purchase Agreement, the Second Service Agreement and the Second UAE Purchase Agreement, copies of which are attached hereto as Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure regarding the Shares of Common Stock to be offered and issued under the IAT Purchase Agreement, the First UAE Purchase Agreement and the Second UAE Purchase Agreement as set forth under Item 1.01 of this report is incorporated by reference under this Item 3.02. The Shares described above under Item 1.01 have not been registered and are being offered and issued in reliance upon an exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Settlement Agreement with IAT Automobile Design LLC, dated December 29, 2023
10.2	Purchase Agreement with IAT Automobile Design LLC, dated December 29, 2023
10.3	First Service Agreement with Ultimate Automotive Engineering Inc, dated December 29, 2023
10.4	First Purchase Agreement with Ultimate Automotive Engineering Inc, dated December 29, 2023
10.5	Second Service Agreement with Ultimate Automotive Engineering Inc, dated December 29, 2023
10.6	Second Purchase Agreement with Ultimate Automotive Engineering Inc, dated December 29, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX MOTOR INC.

Dated: January 4, 2024

	By:	/s/ Chris Wang
Name: Chris Wang
Title: Chief Financial Officer

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